UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2026

Sono-Tek Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-40763

New York	14-1568099
(State of Incorporation)	(I.R.S. Employer ID No.)

2012 Route 9W, Milton, New York	12547
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (845) 795-2020

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SOTK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07: Submission of Matters to a Vote of Security Holders.

The following matters were voted upon at the Company’s annual meeting of shareholders held on August 20, 2026:

1.	The shareholders elected, by a plurality of the votes cast, three nominees to the Board of Directors to serve until the Annual Meeting of Shareholders in 2028 and until their successors are duly elected and qualified.

Nominee	For	Against	Broker Non-Votes
Eric Haskell	4,820,731	323,232	6,483,666

Adeniyi Lawal	5,009,487	134,476	6,483,666

Carol O’Donnell	4,837,468	306,495	6,483,666

Christopher L. Coccio, R. Stephen Harshbarger, Joseph Riemer and Kirk Warshaw, whose terms conclude in August 2027 and who were not standing for re-election, continued to serve as Directors following the annual meeting.

2.	The shareholders ratified by the affirmative vote of the majority of the votes cast on the proposal, the appointment of CBIZ CPAs P.C., as the Company’s independent auditors for the fiscal year ending February 28, 2027.

For: 11,611,748

Against: 13,467

Abstained: 2,414

There were no broker non-votes

Item 2.02: Results of Operations and Financial Condition.

Item 7.01: Regulation FD Disclosure

On August 20, 2026, Sono-Tek Corporation provided a presentation at its annual meeting of shareholders which is attached as exhibit 99.1.

The information furnished pursuant to Item 2.02 and Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under such section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits

99.1      Annual Shareholder Meeting August 20, 2026

104       Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONO-TEK CORPORATION

By: /s/ Stephen J. Bagley

Stephen J. Bagley

Chief Financial Officer

August 20, 2026